SmartTrusts 447, 449, 451, 456, 457, 458, 459 and 460

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the following is added after the fifth paragraph under “Public Offering—Distribution of Units”:

“The volume concession described above applies to unit sales prior to April 1, 2020. For unit sales on or after April 1, 2020, the additional concession in a calendar month is based on total initial offering period sales of eligible trusts during the 12-month period through the end of the preceding calendar month as set forth in the following table:

Initial Offering Period Sales In Preceding 12 Months	Volume Concession
$25,000,000 but less than $100,000,000	0.035%
$100,000,000 but less than $150,000,000	0.050
$150,000,000 but less than $250,000,000	0.075
$250,000,000 but less than $1,000,000,000	0.100
$1,000,000,000 but less than $5,000,000,000	0.125
$5,000,000,000 but less than $7,500,000,000	0.150
$7,500,000,000 or greater	0.175

This volume concession will be paid on units of eligible Hennion & Walsh-sponsored trusts sold in the initial offering period. For a trust to be eligible for this additional volume concession, your trust’s prospectus must include disclosure related to this additional concession; a trust is not eligible for this additional volume concession if the prospectus for such trust does not include disclosure related to this additional volume concession. There will be no additional volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions, subject to the policies and instructions of the related selling firm. Eligible broker dealers and other selling firms include clearing firms that place orders with the sponsor and provide the sponsor with information with respect to the representatives who initiated such transactions. Eligible broker-dealers and other selling firms will not include firms that solely provide clearing services to other broker-dealer firms or firms who place orders through clearing firms that are eligible dealers. Redemptions of units during the initial offering period will reduce the amount of units used to calculate the additional volume concessions. Secondary market sales of all units are excluded for purposes of these additional volume concessions. The sponsor will pay these amounts out of its own assets within a reasonable time following each calendar quarter. For unit sales by UBS Financial Services Inc., this volume concession will become effective immediately and apply to initial offering period sales of eligible trusts on and after the date of this supplement.

Some broker-dealers and other selling firms may limit the compensation they or their representatives receive in connection with unit sales. As a result, certain broker-dealers and other selling firms may waive or refuse payment of all or a portion of the regular concession or agency commission and/or volume concession described in the prospectus and instruct the sponsor to retain such amounts rather than pay or allow the amounts to such firm.”

Supplement Dated: February 7, 2020